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                            MainStay Variable Annuity
                                  Investing in
                  NYLIAC Variable Annuity Separate Account-III

                     Supplement dated August 10, 1998 to the
      Prospectus and Statement of Additional Information dated May 1, 1998


This Supplement provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Supplement is not valid unless accompanied by the current prospectus for the Policies ("Policy Prospectus"). Defined terms used but not defined in this Supplement have the same meanings as in the Policy Prospectus.






     The name of the M Edinburgh Overseas Equity Investment Division has been changed to the M Brandes International Equity Investment Division. Accordingly, all references to the M Edinburgh Overseas Equity Investment Division shall be deemed to be references to the M Brandes International Equity Investment Division. In addition, please note that Brandes Investment Partners, L.P. will serve as sub-adviser to the M Brandes International Equity Portfolio.





















                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010